Exhibit 99.1

Fuel Cell Technology for the Hydrogen Economy Investor Presentation, May 2024

• DISCLAIMER The information, opinions, estimates, projections, forecasts, targets, or prospects contained in this presentation are provided as at the date of this presentation and are subject to change without notice . This presentation contains financial information prepared in accordance with U . S . generally accepting accounting principles (“GAAP”) that have been extracted without material adjustment from audited GAAP financial statements and/or extracted or derived from unaudited accounting records that have been used to prepare GAAP financial statements . This presentation also contains certain non - GAAP financial measures which have not been and will not be audited . These non - GAAP financial measures are not recognized measures of financial performance or liquidity under GAAP, but are measures used by the management of Advent Technology Holdings, Inc . (“Advent”) to monitor the underlying performance of Advent’s business and operations . These non - GAAP measures may not be indicative of Advent’s historical operating results nor are such measures meant to be predicative of future results . These measures and ratios may not be comparable to those used by other companies under the same or similar names . As such, undue reliance should not be placed on these non - GAAP financial measures . Advent is not able to provide a reconciliation of the Company’s non - GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation . Certain financial information contained herein is unaudited and is based on internal records and/or estimates . This presentation contains certain forward - looking information which may not be included in future public filings or investor guidance . The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Advent to provide guidance on such information in the future . The information contained in this presentation is the property of Advent . This presentation may not be copied, published, reproduced or distributed in whole or in part at any time without the prior written consent of Advent . The trademarks and trademark symbols used herein are the properties of their respective owners . This presentation contains financial forecasts with respect to Advent’s estimated future performance . Advent’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation and, accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections should not be relied upon as being necessarily indicative of future results . In this presentation certain of the above - mentioned projected financial information has been included (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Advent or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . The financial forecasts reflect assumptions that are subject to change, and there can be no assurance that Advent’s financial condition or results of operations will be consistent with those set forth in such analyses and forecasts . DISCLAIMER 2

This presentation contains “forward - looking statements” within the meaning of applicable securities laws, including statements with respect to Advent’s strategies, future opportunities and growth prospects, Advent’s financial statements, as well as other information and statements that are not historical fact . These forward - looking statements regarding future events and the future results of Advent are based on current expectations, estimates, forecasts, and projections about the industry in which Advent operates, as well as the beliefs and assumptions of Advent’s management . These forward - looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Advent’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future . They are neither statements of historical fact nor promises or guarantees of future performance . Therefore, Advent’s actual results may differ materially and adversely from those expressed or implied in any forward - looking statements and Advent therefore cautions against relying on any of these forward - looking statements . Factors that might cause or contribute to such differences include, but are not limited to : economic conditions globally ; the impact of competition ; political and economic developments in the countries in which Advent operates ; regulatory developments in Greece, Europe and internationally ; the COVID - 19 pandemic ; the ability to maintain NASDAQ’s listing standards ; Advent’s ability to manage growth ; Advent’s ability to execute its business plans and the timing and costs of these plans ; Advent’s estimates of the size of the markets it serves ; the rate and degree of market acceptance of Advent’s products ; rising costs or pricing pressures adversely affecting Advent’s profitability, including sales and marketing expenses ; expectations regarding capacity constraints ; potential litigation involving Advent ; the validity or enforceability of Advent’s intellectual property and Advent’s compliance with the intellectual property rights of third parties ; and other risks and uncertainties indicated from time to time in Advent’s filings with the U . S . Securities and Exchange Commission (“SEC”), including those set forth under “Risk Factors” in its Form 10 - K filed with the SEC on March 31 , 2023 , and other documents to be filed with the SEC . Any forward - looking statements made by or on behalf of Advent speak only as of the date they are made . Advent undertakes no obligation to update any forward - looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based . Accordingly, attendees and recipients should not place undue reliance on forward - looking statements due to their inherent uncertainty . In this presentation, Advent relies on and refers to information and statistics regarding industry data . Advent obtained this information and statistics from third - party sources, including reports by financial data firms and other firms . Advent has supplemented this information where necessary with information from discussions with its own internal estimates, taking into account publicly available information about other industry participants and Advent’s management’s best view as to information that is not publicly available . Such information has not been subject to any independent audit or review . To the extent available, the industry, market and competitive position data contained herein has come from official or third party sources . Third party industry publications, studies and surveys generally state that the data contained therein has been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data . While Advent reasonably believes that each of these publications, studies and surveys has been prepared by a reputable party, neither Advent nor any of their respective directors, officers, employees, agents, affiliates, advisors or agents, have independently verified the data contained therein . In addition, certain industry, market and competitive position data contained herein come from Advent’s internal research and estimates based on the knowledge and experience of Advent’s management in the markets in which Advent operates . While Advent reasonably believes that such research and estimates are reasonable, they, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change . Accordingly, reliance should not be placed on any of the industry, market or competitive position data contained in such information and no representation or warranty (express or implied) is given that such data is correct or complete . DISCLAIMER (continued) 3 3

4 Introduction

5 ADVENT IS THE WORLD LEADER IN HT - PEM FUEL CELL TECHNOLOGY • Our products deliver electrification powered by green energy for the Stationary , Portable , Off - Grid , Heavy - Duty Automotive , Marine , and Aerospace sectors. • Core - IP secured by 150+ patents Labs, Brookhaven Labs) • Factories and state - of - the - art equipment in place for R&D and production scale - up STRATEGIC PARTNERSHIPS • Automotive: Hyundai Motors , and four of the top - 10 global automotive/truck manufacturers in Technology Assessment • Aerospace: Airbus in Joint Development Agreement , Safran in Joint R&D, three more in Technology Assessment • Marine: Siemens Energy first ship contract, joint R&D and Joint Development Agreement • Defense: US Army renewed development contract with potential to manufacturing in next phase • Stationary Power: 4 th gen product in market with more than 1,200 units sold and delivered worldwide . Company Highlights GLOBAL MANDATE TO DECARBONIZE • US Inflation Reduction Act : $369 billion allocated • REPowerEU : Up to €300 billion allocated • EU Hydrogen Accelerator : Goal of 20MT green H2 by 2030. • Multiyear collaboration and licensing from US DoE (LANL, Sandia GOVERNMENT FUNDING • Government funding of 22 programs , totaling $42,000,000 ($16,000,000 contracted and $26,000,000 pending), in the EU and USA to support R&D in 2024 and beyond. FINANCIALS* • 2024: The target for revenue is set at $13 million ($11 million in revenue and $2 million in grants ). IPCEI should bring another $3 million to $5 million that are not included in the previous sentence . Cost reduction through Operations and Facilities consolidation aims for a total of $24 million in 2024 , a decrease of almost 50% from the previous year. • 2025: Goal to break even by end of 2025. *See “Disclaimer” regarding forward - looking statements, projections and targets . The Company does not undertake to update or affirm these projections and targets in the future . Projections are inherently uncertain and subject to assumptions and future events .

Chris Kaskavelis CSO Our People Vasilis Gregoriou* Chairman & CEO Emory De Castro* CTO Jim Coffey General Counsel Nora Gourdoupi * SVP, Corporate Business Development Mogens Berg Andersen , Financial Director, Advent Technologies A/S . Morten Hougaard Sørensen SVP, Advent Technologies A/S Lawrence Epstein Non - Executive Board Member Wayne Threatt Non - Executive Board Member Anggelos Skutaris Non - Executive Board Member Von McConnell Non - Executive Board Member Vasilis Kopelas VP, Business Development (Green Mobility) *Indicates member of Board of Directors following the Business Combination. 6

Greece Organization 7 110 Employees & consultants 40+ Successful R&D Programs 150+ Patents Issued, Licensed, or Pending 700+ Combined Technical Years of Experience Advent Technologies LLC Silicon Valley USA • Product Development • Manufacturing Advent Technologies SA • R&D • Product Development • Manufacturing USA Advent Technologies Holdings Inc. Boston, MA USA • Corporate Headquarters • R&D Denmark Advent Technologies A/S • Product Development • R&D • Management Offices

Market Opportunity & Mission



Emissions
35 Gt of CO_2 global/year
Hydrogen
Gt of CO_2 abated
Buildings
3
Power Generation
15
Industry
9
Mobility
8
Stationary & Off-Grid Power
Long-Term Storage
Steel
Fertilizers
Refineries
Trucks
Marine
Aerospace

Advent Market

Immediate Opportunity in $35bn growing diesel generator market

MISSION

to replace fossil-fuel engines with lower-cost, green-power fuel cells



Advent's Fuel Cell

Multibillion electrification opportunity to replace combustion engines

Core Beliefs

- Hydrogen can address 1/3 of the world's emissions problem.
- Batteries, green liquid fuels (eFuels), and green H2 are not competing technologies: all will be needed to address heavy-duty applications.
- Green focus is not enough. We must **beat fossil fuel engines on Total Cost of Ownership in the fastest-growing, most cost-sensitive markets.**
- Advent must enable the world's leading manufacturers to get there faster
- Liquid eFuels like eMethanol can be a game-changer for off-grid, portable and marine markets

8

Advent’s HT - PEM Fuel Cell Technology ELECTRIFICATION Where infrastructure for refueling & local production is available. HYDROGEN eMethanol : Liquid 100% green H2 carrier Methanol/Biomethanol : Interim, low - cost option for off - grid & marine. eFuels/METHANOL Marine Stationary, Portable Off - Grid Power Heavy - Duty Automotive Aerospace Liquid Fuel Methanol/eFuel Simple logistics, Immediate market For marine, stationary, off - grid, backup power, data centers Efficiency Superior Heat Management= High - Efficiency For: trucks, aerospace HT - PEM Technology Advantages Advent’s Fuel Cell System 9

Replacing the Diesel Generator 10 With Advent Fuel Cells *41% electrical efficiency, 85% incl. thermal efficiency

Methanol= Liquid Green Fuel and Excellent Green Hydrogen Carrier • Grey methanol : Derived from natural gas, undergoing an electrochemical conversion process to produce power (and heat) in fuel cells. • Biomethanol: Sourced from biomass, waste, or biomethane via gasification methods. • eMethanol: Produced through a combination of green hydrogen, generated via water electrolysis using renewable power sources, and CO2. Methanol is the Fuel of Tomorrow, Available Today 11 130 Methanol projects underway 60% e - methanol, 40% bio - methanol 20 m tons Production Capacity 2028 251 Methanol - fueled vessels are either actively in service or on order.

Goal: Beat Diesel Engines/Gensets on Cost by 2026 € - 12 € 0.20 € 0.40 € 0.60 € 0.80 € 1.00 € 1.20 € 1.40 2025 2026 2027 2028 2029 2030 Energy Cost [€/kWh] Range of Diesel Genset LCOE • Market: 35$bn diesel genset market by 2030 is growing at 6% even in most advanced countries Strategy: • New MEA to be released in 2025 drops cost massively by increasing power density and lifetime. • Partnerships with Tier1s and industry leaders to scale - up production and provide market access that will lead to volume - driven efficiencies. Range of Advent Fuel Cells LCOE* *Methanol - based cost estimate, including CAPEX and OPEX

13 Inside the Advent HT - PEM Fuel Cell One Technology: Many Markets Membrane Electrode MEA Electro - mechanical Unit Core Unit Power Electronics / Control Unit MEAs The “heart” of the fuel cell Fuel Cell Stack Fuel Cell Stack Reformer - HT - Stack Bipolar Plate Balance of Plant End Product Stationary Power Human Portable Power Mobility Core & Unique Advent IP: Manufacture at scale the most differentiating and scalable fuel cell component Significant Advent IP: Prototype, manufacture selectively and license to Tier1s to address end product differentiation, manufacturing capex needs, service, support and global network capabilities of global leaders

MEA technology Ion Pair TM MEA Superior Performance: HT - PEM fuel cells featuring Advent's next - gen MEA, developed in collaboration with Los Alamos National Laboratory, offer tripled lifespan and double the power density compared to previous models. Preferred Industry Choice: The Ion Pair MEA is the reason behind the success Advent had lately with signed and pending Joint Development Agreements. It combines the power density potential of LT - PEM with the resilience and multifuel capability of HT - PEM. We expect this technology to be an industry game - changer enabling fuel cells to be deployed with the current fuel availability and resilience issues. Advent owns unique IP on the core technology and the manufacturing scale - up of the MEA . 3x Lifespan 2x Power vs. competing HT - PEM MEAs 14 Development Target

Global Commercial Collaborations, Top - tier Lab Partnerships, and Government Alliances Ongoing Joint Development Agreements Long - Term R&D Partnerships Our fuel cells have been successfully deployed by world - leading companies in the telecom industry. Marine Defense Aerospace 15 Heavy - Duty Automotive

Markets

Key Markets 1. Stationary & Portable Power x Diesel Generator replacement (infrastructure, construction, telecom, data centers) 3. Heavy - Duty Automotive x Focus on heavy - duty trucks and eFuel EV range extenders 4. Aerospace x Main propulsion for aircrafts in the next decade (start with under 2hr market) 2. Marine x eMethanol Fuel Cells to decarbonize Shipping (start with yachts market) 17

Advent Product Deployments

Over 730,000 Operational Hours in the Field (as of March 2024)

Telecom Backup Power



Globe Telecom
5G upgrades – Philippines

- 10kW systems on rooftop sites in rural and urban areas
- Proved resilient against natural disasters
- Off-Grid, Bad-Grid
- 24/7 Power

Telecom Backup Power



ZTE/Telefonica
Germany

- Energy-self-sufficient mobile communication site utilizing a combination of Advent fuel cells and 30 solar panels.
- This setup saves over 13,000 kilowatt-hours per year compared to a mobile phone tower powered by conventional electricity.

Critical Communications Backup Power


POLIZEI

State of Brandenburg
Germany

- Backup remotely monitored power for Brandenburg's BOS digital radio network
- Serene fuel cells ensure seamless operation of the entire BOS network in Brandenburg

Critical Infrastructure Backup Power



Motorola
Norway

- Backup remotely monitored power for Motorola Norway's critical communication site.
- Serene fuel cells can detect problems without requiring a helicopter for communications between police, fire, and rescue services.

ADVENT

18

Stationary & Portable Power: New Markets Construction Remote EV Charging Stations Data Centers MW - Scale Off - Grid Support for Microgrids and Industrial & Hospital Applications With new data centers scaling up to 19 hundreds of GWs, reliable backup solutions are now essential, replacing traditional diesel generators . Data centers, known for their high energy consumption, require backup power for approximately 200 hours annually, translating to a market potential worth hundreds of millions. This demand is amplified by mandates from major corporations, notably among hyperscalers like Amazon Web Services (AWS) and Microsoft . Forecasts suggest EVs will represent 40 % of global auto sales by 2030 , necessitating established charging stations in remote areas . Advent fuel cells offer a proven solution to power remote EV charging stations, supporting initiatives such as the Bipartisan Infrastructure Bill in the US and China's "GoRural" campaign. Significant potential for mass adoption in off - grid and microgrid hybrid systems, with global average run - hours ranging from 2 , 920 to 8 , 760 annually . Power generator sizes vary from 0 . 05 to 20 MW per site . Advent fuel cells also fit well in industrial facilities, hospitals, and hotels, with backup systems averaging 200 to 800 run - hours annually . Typical generator sizes range from 0 . 075 to 0 . 3 MW, totaling 14 . 1 MW deployed capacity .

Portable & Stationary Power Products

Advent USPs

- **10-20x** more energy dense than batteries of equivalent weight.
- **Liquid fuel**: Simplifies logistics for off-grid use, construction, and EV charging.
- **Low fuel cost, pollution**, **noise**, and **footprint**.
- **Flexible:** Configurable size for fuel cells, batteries, and tanks.
- Advent offers **standalone fuel cells** for third-party branding.



2
3
1
ADVENT

The Fuel Cell



Fuel cells charge the battery, providing unlimited green power generation**. Just add methanol fuel**.

What's Inside



1
2
3
METHANOL

Fuel Cells + Battery + Methanol Tank

Advent: 0.8kg/kWh (0.4kg/kWh in 2025)

Battery-Only Competition: 6-8kg/kWh



Requires recharging.
Off-grid batteries must be transported back to the grid for recharging every day.

All Products below built with SereneU



ADVENT

SereneM for Marine **SereneP for Portable** **SereneS for Stationary**

20

Construction Events Portable Power Case Studies Municipality projects Denmark • Advent's clean power solution charges electrical machinery, replacing 60kVA diesel genset. • Average power output of 5.8kW with a peak of 21kW, results in monthly reductions of 2.2 tons of CO2 emissions for each diesel generator replaced. • Fuel cost savings of 38% - 62%. Green Concert Denmark • Continuous power for beer taps/bar tents . • Replacement of 60kVA diesel genset • 40% efficiency, compared to the 11% efficiency of a Diesel Genset. • 93% CO2 emission reduction using bio - methanol . Advent Customer Crafting Their Own Solutions Volta Energy Netherlands • Advent fuel cells enable the creation of hybrid mobile power products for construction, festivals, and events . • Advent’s fuel cells provide sustainable backup power, complementing photovoltaic energy systems and batteries for continuous and reliable power supply. 21

Marine Deployments

The Marine Industry is moving toward methanol as the most viable green fuel option for the 2050 net-zero target.









Siemens Energy

Advent and **Siemens Energy** are collaborating through a JDA to develop a fuel cell solution for the marine industry using Advent's HT-PEM fuel cells. They have also partnered with Sanlorenzo to launch the first eMethanol HT-PEM fuel cell project, aiming to eliminate the need for diesel engines and generators in yachts. The 50Steel methanol fuel cell superyacht, Almax, was launched in May 2024.

Rivercell

Advent has partnered with **Meyer Neptun**, **Siemens Energy** and **Lloyd's Register** to develop **50kW Fuel Cell** modules utilizing Advent's *Ion Pair*™ MEA technology, with a minimum total system size of 250kW.

Technohull

Advent has partnered with **Technohull**, a luxury boat manufacturer, to create an eco-friendly electric propulsion system. This system integrates Advent's methanol-powered fuel cells and batteries to drive a custom Technohull vessel,

Global Shipping Fleets

Advent has formed partnerships with **Neptune Lines** and **Laskaridis Shipping** commencing with pilot programs, where Advent's methanol-powered HT-PEM fuel cells are being tested as auxiliary, backup and emergency power sources.

ADVENT 22

No Range Anxiety. No Battery Recharging. No Noise. Battery Only System Advent’s Serene Electric Power Systems Comparison based on a 3 - day (6MWh/day load) trip 13 times lower weight than battery only 72% less space required 9.4 times lower cost Advent USPs: Made to fit your boat : free from moving parts, ensuring durability and simplicity, can be easily customized to match yacht specifications. Quiet Serene Sail: operate silently, eliminating noise and vibrations. Low Maintenance, Low Cost: significantly reduces the need for Maintenance, Repair, and Operations (MRO), giving you more time Simple Refueling: convert liquid green methanol fuel into electric power. Ready to work with biomethanol or emethanol for net - zero operation Competitive Cost: low - cost with new system under Joint Development Agreement Marine Products to enjoy the open waters. 23

Automotive • 2023 : Hyundai Motor Co . Joint Development . Technology assessment with four more top - 15 Automotive & Equipment manufacturers • 2024: First phase completion and potential move to large - scale Joint Development Agreements for Technology commercialization • 2025 - 2026: Aim for multimillion joint development agreements with move to commercialization • 2027 forward: mass production of MEAs by Advent and potential licensing of fuel cell technology. Focus on unique HT - PEM MEA and Heat - Management Properties Methanol, H2, eFuels • Ability to have liquid fuel on board and refill with current infrastructure . Heat Management • HT - PEM: Unique thermal management characteristics. • Compact, cost - efficient cooling system. • Ideal for extreme conditions. 24 24 Long Range & Fast Recharge • Maximize Payload. • Solves the limitations of pure EV trucks. Efficiency • Use of heat and steam through turbo gen to increase efficiency. • Designed for high voltage.

Aerospace: Fuel Cell-Powered Aircraft



Zero emission



Airbus

Utilizing our exclusive **Ion Pair™ MEA technology**, we are at the forefront of fuel cell development with the objective of enabling flights of up to 1000 kilometers solely powered by fuel cells. Through a **$13-million Joint Development Agreement**, Advent is actively contributing to **Airbus's ZEROe project**, which seeks to introduce the world's first hydrogen-powered all-electric commercial aircraft by 2035.

Safran

By harnessing our exclusive **Ion Pair™ MEA technology**, we are partnering with **Safran** to pursue the goal of enhancing aviation's environmental impact by advancing the development of HT-PEM fuel cell technology, with a specific focus on the aerospace sector. This effort aims to make aviation cleaner, more efficient, and more sustainable.



Focus on unique HT-PEM MEA and Heat-Management Properties

Eliminating Water Dependency

HT-PEM fuel cells operate without needing water, making them ideal for aerospace, avoiding water-related challenges and the risk of dehydration in high-altitude environments.

Thermal Management

Our HT-PEM MEAs and fuel cells tackle a major hurdle in aerospace fuel cell usage: the thermal management issue.

Multifuel Capability

HT-PEM fuel cells offer compatibility with various fuel sources, including liquid hydrogen, dimethyl ether, and reformed sustainable aviation fuel (SAF).

Extended range

Compared to battery aircraft, HT-PEM technology enhances range, payload, and trip frequency on a single charge due to its lightweight design and power efficiency.

25

Human-Portable Power





Honeybadger 50™

Ultra-compact fuel cell, offering quiet, lightweight power generation on-the-move

- In September and December 2023, contracts totaling **$2.2 million** and **$2.8 million**, respectively, were signed with the **U.S. Department of Defense**. These contracts focus on integrating the **Ion Pair MEA technology** into Honeybadger 50™ and enhancing specific components/manufacturing processes. The objective is to facilitate the shift from low-prototype volume to small manufacturing volume.
- Near silent generation of up to 50W of continuous power with clean emissions.
- More than 70% weight reduction compared to batteries.
- Can use windshield washer fluid as fuel.
- Advent and the U.S. DoD plan to strengthen their collaboration by concentrating on the manufacturing process of the improved HB50 fuel cell system, with the goal of achieving high-volume production capacity.
- **Multiple applications are expected in the future in sectors such as robotics, agriculture, drones, emergency operations, and consumer uses.**

Lightweight

Reduces weight vs batteries by 3x to 25x on missions.

Resilient

- Continuous operation at -20° C to 50°C.
- Manufactured with materials that are not damaged at extreme temperatures.

Fuel Flexible

Uses a fuel serviceable filter (like a water filtration kit), allowing it to run on the fuels that can be deployed in defense missions: methanol, JP-8, and even windshield washer fluid.

26

Business Model

Business Model Membrane Electrode MEA Fuel Cell Stack Balance of Plant Manufacture and sell MEAs at scale Core - IP protected by know - how and patents Low capex needed to increase production (coaters) 25% gross margin 20% - 25% of fuel cell cost License technology to Top Manufacturers Selectively manufacture in the short - mid term to prove the market until all partnerships are in place. Licensing gross margin over 90% 40% - 60% of fuel cell system cost License technology to Top Manufacturers Selectively manufacture units for short - term to improve quality and IP reach Licensing gross margin over 90% 40% - 60% of fuel cell system cost Fuel Cell Stack Reformer - HT - Stack Electro - mechanical Unit Core Unit Power Electronics / Control Unit Fuel Cell - Based System Stationary Power Human Portable Power Mobility • Standardized MEA and fuel cell stacks, coupled with the application - specific balance of plant and system integration, can address a variety of markets • Products will be under the brand of the world’s top manufacturers 28

Managing Growth: Go to Market Strategy

STAGE 1

2022-2024

Technology Assessments

World-leading partners evaluate the technology, through benchmarking programs to determine suitability for their market.

Completed Successfully: **Hyundai Motor Company**, **Airbus**, and **Siemens Energy.**

Ongoing assessments: with **four of world top-10 automotive companies**, **four leading aviation companies**, and a **world leading construction equipment manufacturer**.

STAGE 2

2023-2025

Joint Development Agreements

Scope at MEA or System level. Develop market-specific optimal fuel cells or MEAs that can meet criteria for mass production..

Under way: **Hyundai Motor Company**, **Airbus**, **Siemens Energy and US Army.**

Low-volume production & sales for Stationary Power Market (Serene Product Suite)

STAGE 3

2026 – Onward

Mass Production & Licensing

Intent to **license** fuel cell technology and **manufacture** MEAs at scale.

Top tier manufacturers in charge of the **production process, including BOP, Sales & Marketing**, and **aftersales**.






Zero
emission

Manufacture & Sell MEAs



License Fuel Cell System



ADVENT

29

Joint Development Agreement (JDA) $3m - $5m/year/partner (2x with R&D grants) Year 4: 20 MW Year 6: 100 MW Year 5: 50 MW Year 7: 500 MW Market Potential (per partnership) Low Volume Production 2oMW - 50MW 10 - 25m$/year Target 2026 High Volume 100MW - 1GW 40+m$/year Customer Growth Strategy Year 8: 1 GW Year 3 Year 2 Year 1 Technoogy Assessment 300K Massive scale - up occurs at the volume production stage, with low capex for MEA manufacturing and a high - margin licensing model . 30

What is 100MWs Equivalent To: 1 Data Center 5000 Telecom Towers 31 STATIONARY POWER MARKET MOBILITY 350 Building/Hotel Backup 350 Construction Portable Power Systems Power Systems Global diesel genset market: 2022: $ 20bn billion to grow to 2031: $41bn 10 ATR type Aircrafts Global Market: 2,450 turboprop aircraft (2041) 30 Large Yachts 10,800 yachts (275 per year) 400 Heavy Duty Trucks 3.2mn hd - trucks, 278mn commercial vehicles

Market Opportunity for HT - PEM Technology and Advent • We predict that HT - PEM Fuel Cells can address a 1.6GW opportunity by 2030, mainly by replacing diesel generators and engines in stationary, portable, off - grid, and marine applications. Scaleup of mobility is a much bigger opportunity. 32 • We predict that HT - PEM Fuel Cells can generate revenue of $1.8bn by 2030 , addressing the 1.6GW early - adoption market segments. Advent’s goal is to be the world - leading HT - PEM technology company and receive ~20% of these revenues through MEA selling and license fees.

Active R&D Programs 21 Programs of $16m in EU and USA to support R&D in 2024 and forward EU Project Funding Green HiPo: Innovative Production of HT - PEM Fuel Cells and Electrolyzer Systems in Western Macedonia, Greece Advent's Green HiPo, a €60 - million EU - approved key IPCEI Hydrogen Technology Project , is set to establish R&D and production facilities in Kozani, Greece, supported by a €24 million state aid package from Greece’s Just Transition Fund (JTF) . 33 Advent's planned facility in Kozani, Greece

AEM Electrolyzers R&D H2 SOLAR WIND 34 Pt No Platinum Unlike PEM electrolyzers, AEM does not require Pt that costs $100s per kW Ir No Iridium Unlike PEM electrolyzers, AEM does not require Ir that costs $100s per kW IP Advent’s strong IP in electrodes & membranes & scale - up readiness Manufacturing Designed for low cost of manufacturing, long lifetime Supply Chain Established: Rely on abundant non - precious materials Advantages Hydrogen Pipelines eMethanol eDiesel eKerosene Ammonia 34

Advent Develops AEM Electrolyzers to Lower the Cost of Green Hydrogen Production Low OPEX: • Advent’s MEA achieves 90% voltage efficiency (key to achieving hydrogen at $1/kg) • At the MEA level, Advent has exceeded the U.S. DoE target of under 45 kWh/kg H2 Low CAPEX: • No Platinum, Iridium, or Titanium needed Competition Advent Competition Advent PEM AWE x Average OPEX x High OPEX x High CAPEX x Low CAPEX AEM x Low OPEX x Low CAPEX 35

Financial

Financial Highlights* 37 2024: Revenue & Grants: Target is set at $13m ($11 million in revenue and $2 million in grants). Most of the revenue is already contracted and subject to Advent delivering against milestones. IPCEI should bring another $3 million to $5 million that are not included in the abovementioned target. Costs: Cost reduction by Operations and Facilities consolidation with path to $24m total 2024 costs , a drop of almost 50% from previous year . Reduction mostly in overhead, facilities, and streamlining of acquired companies’ operations. Company may increase spending in R&D if new financing/funding is in place, or in Cost of Goods sold if new profitable contracts are secured. 2o26: Path to $60m revenue & grants inflows by 2026 is still the target assuming significant support from EU is in place. Goal for EBITDA positive by 2026. Strategy: Growth strategy relying on technology transfer and strategic partnerships with world - leading organizations. License out Serene product for the Stationary Market. Customer focus on 10 - years+ service agreements further justify this strategy. Grow and develop Strategic Partnerships in Aerospace, Marine, Defense, Automotive. Avoid direct sales to price sensitive markets to limit sales and distribution costs, working capital costs, and negative gross margin. *See “Disclaimer” regarding forward - looking statements, projections and targets . The Company does not undertake to update or affirm these projections and targets in the future . Projections are inherently uncertain and subject to assumptions and future events .

1.1x 5.1x 16.6x 9.1x 8.1x 3.5x 2.6x 16.8x 38 Developer & producer of hydrogen fuel cell stacks and systems Designer and manufacturer of heavy - duty commercial battery - electric vehicles (BEV), fuel cell electric vehicles (FCEV), and energy infrastructure solutions. Fuel cell technology & engineering company Developer & manufacturer of PEM fuel cells AEM technology for hydrogen electrolysers and fuel cells Direct gas / natural gas fuel cell manufacturer Design and manufacturing of hydrogen fuel cell systems (1) Price/Sales Ratio (As of May 17, 2024)* *The price - to - sales ratio (Price/Sales or P/S) is calculated by taking a company's market capitalization (the number of outstanding shares multiplied by the share price) and divide it by the company's total sales or revenue over the past 12 months. The lower the P/S ratio, the more attractive the investment. The above - mentioned estimations are based on data sourced from Yahoo Finance on May 17, 2024.

39 Thank you.

Technology Appendix

Why Fuel Cells?

Why
Fuel Cells?







	Diesel Generator	VS	Batteries	VS	Fuel Cell
Maintenance	6-8 times per year		2-3 times per year		1 time per year
Resilience	Good		Intolerant		- 20ºC to 50ºC
Duration	Just add fuel		1-2 hours		Just add fuel
CO2 emissions	Highest emissions & pollutants		Grid-based (20% - 40%) reduction		80%-100% emissions reduction
Recycling	No recycling of system		Expensive and difficult to be recycled		Easily recycled
Noise	High over 100db		Negligible		Under 50db
Footprint	Large		Large		Small
Theft	High		High		Negligible

ADVENT

41

Technology

HT-PEM: USPs vs LT-PEM

		Efficiency Heat-Management	**Logistics** Liquid eFuel –ready (Methanol)	**Resilience** at Extreme Environments
Heavy-Duty Automotive		HT-PEM works at ideal temperature for heat rejection, thus maximizing efficiency and allowing operation in hot weather climates. LT-PEM cannot cool fast meaning it is not suitable for Aerospace and Heavy-Duty tracks.		No-water in the fuel cell membrane results in simpler system that can operate in hot or cold environments efficiently.
Aerospace	 Zero emission			Operates at extreme ambient temperatures (from May's tarmac heat in Mumbai to well below zero at 10,000km high).
Marine			Methanol is a liquid, easy-to-transport, and refill hydrogen carrier available in more than 100 ports globally.	
Stationary & Off-Grid			Transporting compressed H2 off-grid doesn't make economic sense. Methanol is a simple green choice.	Can operate in the most polluted of cities or toughest environmental conditions.

ADVENT

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7 SereneP Portable Power Products For Construction Sites, EV Charging Stations, Microgrids, Events & Buildings • Combines a battery, a fuel cell, and green liquid fuel to provide clean power (10kVA to 300kVA). • Operates on methanol, biomethanol, or eMethanol. • Unlike traditional grid charging, SereneP's fuel cell charges its batteries, enabling virtually limitless green power generation even during grid outages. • It is lightweight and portable enough to be moved to the location of choice. • Advent has established a broad network of partners and have perfected the operations excellence processes for taking care of each customer’s methanol needs. Portable Power Overview 43

SereneP: Comparison with Batteries 44 Advent’s SereneP System Vs Battery - Only Solution Comparison SereneP (Fuel Cell + Battery) Fuel cells charge the battery, providing unlimited green power generation. Logistics Cost Emissions No Recharging Constant power potential limited only by fuel supply. Lower Cost Significantly lower cost and longer runtime. Lower Emissions 80% reduction when using biomethanol fuel. Requires recharging. Off grid batteries must be transported back to the grid for recharging every day. Higher cost and less runtime. Batteries charging from the grid in most countries result in higher net emissions. Battery - only Solution Battery powered generators.

No Range Anxiety. No Battery Recharging. No Noise. Comparison based on 1 day (6MWh/day load) trip 45 Comparison based on 3 day (6MWh/day load) trip Battery Only System Advent’s Serene Electric Power Systems Battery Only System Advent’s Serene Electric Power Systems 7 times lower weight than battery only 35% less space required 3 times lower cost 13 times lower weight than battery only 72% less space required 9.4 times lower cost SereneM Marine Power Comparison Battery Only vs Advent’s Serene Electric Power System

Diesel 0.6 - 1.15 Unburned Hydrocarbons (HC), carbon monoxide (CO), nitrogen oxides (NOx), SOx, particulate matter (PM), BC, OC Types Of Methanol Vs Diesel Advent Fuel Cells can also use H2 or natural gas, ethanol Fuel Cost vs Diesel TCO/kWh (incl. capex, service, fuel) CO2 Emissions Pollutants CO2 1,162 gr/kWh No SOx, NOx, PM2.5, BC, OC CO2 605 gr/kWh 0.41 in 2026 60% - 80% Grey Methanol No SOx, NOx, PM2.5, BC, OC CO2 232 gr/kWh 0.59 in 2026 30% - 40% = Biomethanol No SOx, NOx, PM2.5, BC, OC CO2 18 gr/kWh 0.59 in 2035 Parity by 2035 or at H 2 =$4.5/kg eMethanol 46